Business Acquisitions	12 Months Ended
Dec. 31, 2023
Business Combinations 1 [Abstract]
Business Acquisitions	Business Acquisitions
TransAlta to Acquire Heartland Generation
On Nov. 2, 2023, the Company announced that it had entered into a definitive share purchase agreement (the "Agreement") with an affiliate of Energy Capital Partners, the parent of Heartland Generation Ltd. and Alberta Power (2000) Ltd. (collectively, "Heartland"), pursuant to which TransAlta will acquire Heartland and its entire business operations in Alberta and British Columbia. The purchase price for the acquisition is $390 million, subject to working capital and other adjustments, as well as the assumption of $268 million of debt, for a total cost of $658 million. The Company will finance the transaction using cash on hand and draws on its credit facilities. Closing of the transaction remains subject to regulatory approval.
Acquisition of TransAlta Renewables
On Oct. 5, 2023, the Company completed the acquisition of the outstanding common shares of TransAlta Renewables not already owned, directly or indirectly, by the Company. The consideration paid totalled $1.3 billion, comprising $800 million of cash and 46 million common shares of the Company valued at $514 million, based on an $11.06 closing price of the Company’s shares on the Toronto Stock Exchange on Oct. 4, 2023.
Transaction costs of $11 million incurred to effect the acquisition, have been charged, net of income tax, against Common Shares ($4 million) and Deficit ($7 million) on closing of the acquisition.
Since the Company retained control of TransAlta Renewables, the acquisition was accounted for as an equity transaction. On closing of the transaction, Non-controlling Interests was reduced by $630 million and Accumulated Other Comprehensive Loss increased by $64 million to eliminate the balances previously attributed to non-controlling interest holders of TransAlta Renewables. The difference between consideration paid and these amounts was recognized in Deficit.
The Company's syndicated credit facilities were amended to effectively consolidate the TransAlta Renewables syndicated credit facility and non-committed demand facility into the TransAlta credit facilities. The cash drawings on the TransAlta Renewables' syndicated credit facility were repaid and the outstanding letters of credit were transferred to the TransAlta non-committed demand facility. The TransAlta Renewables' credit facilities were then terminated. This resulted in the TransAlta syndicated credit facility increasing by $700 million to approximately $2.0 billion. Refer to Note 24.